TF1 P1 08/22

SUPPLEMENT DATED AUGUST 12, 2022

TO THE PROSPECTUS DATED JULY 1, 2022

OF

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

(each a series of Franklin Tax-Free Trust)

Effective on or about August 15, 2022, certain front-end sales charges on Class A shares (and Class A1 shares, as applicable) of the Funds will be lowered.  In addition, certain dealer commissions paid by the Funds distributor from Class A (and Class A1, as applicable) sales charges also will change. Therefore, the Funds’ prospectus is amended as follows:

I. On or about August 15, 2022, for Class A (and Class A1, as applicable) shares of the Funds, the new front-end sales charge schedules will be as follows:

Sales Charges - Class A & A1 Federal Intermediate-Term Fund & Federal Limited-Term Fund
when you invest this amount	the sales charge makes up this % of the offering price	which equals this % of your net investment
Under $100,000	2.25%	2.30%
$100,000 but under $250,000	1.50%	1.52%
$250,000 or more	0.00%	0.00%

II. On or about August 15, 2022, the dealer commission schedule for Class A (and Class A1, as applicable) shares of the Funds will be as follows:

Commission (%)
Investment under $100,000	2.00
$100,000 but under $250,000	1.25
$250,000 or more	up to 1.00

Please keep this supplement with your prospectus for future reference.